LORD ABBETT DEVELOPING GROWTH FUND

Supplement dated October 28, 2011

to the Statement of Additional Information dated December 1, 2010

This supplement replaces the supplements to the Statement of Additional Information dated September 13, 2011, June 15, 2011, April 21, 2011, March 22, 2011, and February 2, 2011.

The section of the Statement of Additional Information titled “Fund History” is replaced in its entirety with the following:

The Fund was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Fund has 1,090,000,000 shares of authorized capital stock, par value $0.001 per share. The Fund consists of eight classes of shares: Class A, B, C, F, I, P, R2, and R3 shares. The Fund’s Board of Directors (the “Board”) will allocate the authorized shares of capital stock among the classes from time to time. Effective September 28, 2007, Class Y shares of the Fund were renamed Class I.

The Fund is not available for purchase by new investors, except as described in the Prospectus.

The section of the Statement of Additional Information titled “Purchases, Redemptions, Pricing and Payments to Dealers – Information on the Availability of the Fund” is replaced in its entirety with the following:

Information on the Availability of the Fund. The Fund is not available for purchase by new investors, except as described in the Prospectus.

As described in the Prospectus, certain Specified Intermediaries (as defined in the Prospectus) listed below that have entered into a special arrangement with the Fund or Lord Abbett Distributor LLC specifically for the purchase of Fund shares are eligible to purchase shares of the Fund for existing and new participants in the Specified Intermediaries’ fee-based, discretionary mutual fund advisory programs. The Specified Intermediaries include:

Specified Intermediaries	Name of Discretionary Program (if applicable)
Edward D. Jones & Co., L.P.	(Not Applicable)
First Allied Securities, Inc.	Fund Allocator; One Account Select
LPL Financial Corporation	Model Wealth Portfolio; Personal Wealth Portfolio
Lincoln Investment Planning, Inc.	(Not Applicable)
MetLife Securities, Inc.	Fund Management Services

Investors should note that the Fund reserves the right to refuse any purchase order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund. Any investor seeking to purchase more than $10 million of shares of the Fund should contact Lord Abbett for approval prior to submitting the purchase order for Fund shares.

Please retain this document for your future reference.